UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020 (April 20, 2020)
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ	Stock Market
7.75% Series B Cumulative Redeemable Preferred Stock,	NYMTP	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference
7.875% Series C Cumulative Redeemable Preferred Stock,	NYMTO	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference
8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTN	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference
7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTM	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

Item 1.01.    Entry into a Material Definitive Agreement.

In connection with a review and update of the Amended and Restated Bylaws of New York Mortgage Trust, Inc. (the "Company") disclosed under Item 5.03 of this Current Report on Form 8-K to, among other things, provide that stockholders, in addition to the Board of Directors of the Company (the "Board"), shall have the power to amend the Company’s bylaws, the Board has determined to also have the Company’s directors and executive officers enter into indemnification agreements with the Company. The indemnification agreements are intended to provide detailed procedures regarding indemnification and supplement the indemnification rights and obligations of the indemnitees and the Company that are included in the Company’s bylaws.

On April 20, 2020, the Board approved the form of indemnification agreement (the “Indemnification Agreement”) between the Company and each of its directors, executive officers and other employees of the Company as may be identified by the Board in substantially the same form as the form attached hereto as Exhibit 10.1. Under the Indemnification Agreement, the Company agrees to indemnify its directors and executive officers against liability arising out of the performance of their duties to the Company and its subsidiaries to the fullest extent permitted under Maryland law. The Indemnification Agreement also sets forth certain exclusions from such indemnification rights, procedures with respect to requesting and obtaining indemnification, selection of counsel and advancement of expenses and other customary provisions. On April 21, 2020, the Company entered into such Indemnification Agreements with each of its directors and executive officers.

The above description of the Indemnification Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement filed as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 20, 2020, the Board approved and adopted the Company’s Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”) to permit stockholders, in addition to the Board, to amend the Company’s bylaws and to modernize and update the Company’s Amended and Restated Bylaws to (1) conform to Maryland law, (2) clarify and update certain corporate procedures, (3) remove certain outdated provisions and eliminate redundancies and (4) make various technical and conforming changes. The Second Amended and Restated Bylaws were effective upon adoption by the Board. The Second Amended and Restated Bylaws include the following amendments:
Article II (Meetings of Stockholders) has been updated to:

•	Expressly provide for the Company to hold stockholder meetings by means of remote communication;

•	Eliminate the requirement that annual meetings of stockholders must be held by the end of June;

•	Generally update the procedures for stockholder requested special meetings;

•	Reflect that electronic notice and householding are both permissible;

•	Permit the Company to postpone a meeting of stockholders by public announcement, provided notice of the new date is sent at least ten days prior to the new date;

•
Update the provisions for governing the organization and conduct of stockholder meetings, including the selection of a chairman and secretary of a stockholders’ meeting and the powers of the chairman to conduct the meeting and provisions for selecting an inspector of elections;

•
Clarify that any stockholder nominating individuals for election to the Board or proposing other business at a stockholder meeting must, in addition to being a record holder at the time of giving notice and the meeting, have been a stockholder of record as of the record date and to require a stockholder proponent to appear in person or by proxy at the meeting;

•
Update the advance notice requirements for stockholder nominees for director and other stockholder proposals to synchronize the notice deadlines with the federal proxy rules such that the secretary of the Company receives such stockholder proposal no earlier than the 150th day and no later than the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement and expand the information required about or from any proposed nominee and require additional information about certain hedging activities, investment intent and other interests; and

•	Permit any repeal of Section 13 of Article II of the Second Amended and Restated Bylaws relating to the Maryland Control Share Acquisition Act to apply to prior control share acquisitions.
Article III (Directors) has been updated to:

•
Clarify procedures, conform to Maryland law and delete outdated sections, including adding an express provision for director resignations and the power of the Board to ratify prior actions, conforming reliance provisions to the statutory language of the Maryland General Corporation Law and deleting sections relating to loss of deposits and surety bonds; and

•	Add a section to temporarily reduce the quorum and notice requirements for a Board meeting, if necessary, during a catastrophe or other emergency circumstances.
Article IV (Committees) has been updated to provide for subcommittees.
Article V (Officers) has been updated to reflect current operations and remove outdated provisions;
Article VII (Stock) has been updated to:

•	Provide that shares of stock of the Company shall not be represented by certificates, unless otherwise provided by the Board or an officer of the Company; and

•	Delete outdated references.
Article XIII (Indemnification and Advance of Expenses) has been updated to provide for indemnification and advance of expenses to directors and officers for serving as a witness or in additional capacities and to provide that such indemnification and advance of expenses vests immediately upon election or appointment.
Article XV (Amendment of Bylaws) has been updated to provide that the power to alter or repeal the Company’s bylaws will no longer be vested exclusively with the Board. The Second Amended and Restated Bylaws permit stockholders, in addition to the Board, to alter or repeal any provision of the Second Amended and Restated Bylaws and adopt new bylaw provisions, in each case by the affirmative vote of a majority of the votes entitled to be cast on the matter.
Article XVI (Exclusive Forum for Certain Litigation) has been added to designate the Circuit Court for Baltimore City, Maryland (or if such court lacks jurisdiction, the United States District Court for the District of Maryland, Northern Division) as the sole and exclusive forum for certain legal actions, unless the Company consents in writing to the selection of an alternative forum. In addition, Article XVI provides that, unless the Company consents in writing to an alternative forum, the federal district courts of the United States will be the sole and exclusive forum for actions brought under the Securities Act of 1933, as amended.
The above description of certain provisions of the Second Amended and Restated Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of the Company, effective April 20, 2020.
10.1	Form of Indemnification Agreement.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: April 23, 2020	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer